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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported)
                                  May 25, 2000



                         General Growth Properties, Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                       1-11656                 42-1283895
    (State or other                 (Commission            (I.R.S. Employer
    jurisdiction of                File Number)             Identification
     incorporation                                              Number



                  110 N. Wacker Drive, Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)



                                 (312) 960-5000
              (Registrant's telephone number, including area code)




                                       N/A
          (Former name or former address, if changed since last report)



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Item 5.       Other Events

         On May 25, 2000, GGPLP L.L.C., a Delaware limited liability company (the "LLC"), sold $175 million of 8.95% Series A Cumulative Redeemable Preferred Units of membership interest in the LLC (the "Series A Preferred Units") to an institutional investor in a private placement, resulting in net proceeds to the LCC of $170,625,000 (the "Transaction"). The managing member of the LLC and the direct and indirect owner of all of the common units of membership interest in the LLC is GGP Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), the general partner of which is General Growth Properties, Inc., a Delaware corporation (the "Registrant"). The net proceeds of the sale of the Series A Preferred Units were used by the LLC to repay a portion of its unsecured debt.

         In order to facilitate the Transaction, the Operating Partnership formed the LLC in May 2000 and contributed to the LLC its entire membership or partnership interest (consisting of an ownership interest of 99% or greater) in certain limited liability companies and partnerships (collectively, "Property Entities") which own the 44 mall shopping centers listed below (collectively, the "Properties"). In addition, the LLC assumed a portion of the Operating Partnership's unsecured debt. As the managing member of the LLC, the Operating Partnership has exclusive and complete power to manage the business of the LLC.

         Holders of the Series A Preferred Units are entitled to receive cumulative preferential cash distributions per Unit at a per annum rate of 8.95% of the $250 liquidation preference thereof (or $5.59375 per quarter) prior to any distributions by the LLC to the Operating Partnership. In addition, at any time on or after May 25, 2010 and subject to certain limitations, the holders of 51% of all outstanding Series A Preferred Units may elect to exchange all of the Series A Preferred Units for the number of shares of the Registrant's 8.95% Cumulative Redeemable Preferred Stock, Series B, par value $100 per share (the "Series B Preferred Stock"), equal to the quotient of (A) the sum of the capital accounts of the holders of Series A Preferred Units and the accrued and unpaid distributions owing in respect thereof divided by (B) $1,000. A holder or holders of Series A Preferred Units also may elect to exchange Series A Preferred Units for shares of Series B Preferred Stock or the Registrant's common stock, par value $0.10 per share (the "Common Stock"), as specified in the operating agreement of the LLC, in the event that (i) accumulated and unpaid distributions on the Series A Preferred Units exceed a specified amount on or after May 25, 2005, (ii) the LLC is or will be a "publicly traded partnership" as defined in the Internal Revenue Code of 1986, as amended, or (iii) a holder concludes that there is an imminent and substantial risk that its interest in the LLC could exceed more than a specified percentage of the total capital or profits interests in the LLC.

         If a written notice of exchange has been delivered to the Operating Partnership and the Registrant, then the Operating Partnership or the Registrant may at its option, within ten business days after receipt of the notice, elect to purchase or cause the LLC to redeem all or a portion of the Series A Preferred Units (for which an exchange notice was delivered) for cash or Common Stock based upon a 20 day average of the closing price of the Common Stock.

         Although the Series A Preferred Units are perpetual, at any time on or after May 25, 2005, the Operating Partnership may cause the LLC to redeem the Series A Preferred Units in



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whole or in part for cash equal to $250 per Preferred Unit plus any accumulated and unpaid distributions owing in respect thereof.

         Holders of Series B Preferred Stock are entitled to receive preferential cash dividends per share at a per annum rate of 8.95% of the $1,000 liquidation preference thereof (or $22.375 per quarter). At any time on or after May 25, 2005, the Registrant may redeem the Series B Preferred Stock in whole or in part for cash equal to $1,000 per share plus any accumulated and unpaid dividends owing in respect thereof. The shares of Series B Preferred Stock, none of which are currently issued or outstanding, rank on parity with the Registrant's 7.25% Preferred Income Equity Redeemable Stock, Series A.

         The Registrant and the purchaser of the Series A Preferred Units have entered into a registration rights agreement with respect to the shares of Series B Preferred Stock and/or Common Stock that may be issued upon exchange of Series A Preferred Units.

         The Properties that are owned by the Property Entities are as follows:
Ala Moana Center, Honolulu, HI; Apache Mall, Rochester, MN; Baybrook Mall, Houston, TX; Bayshore Mall, Eureka, CA; Bellis Fair Mall, Bellingham, WA; Birchwood Mall, Fort Gratiot, MI; Boulevard Mall, Las Vegas, NV; Capital Mall, Jefferson City, MO; Century Plaza, Birmingham, AL; Chapel Hills Mall, Colorado Springs, CO; Coastland Center, Naples, FL; Colony Square Mall, Zanesville, OH; Columbia Mall, Columbia, MO; Crossroads Mall, Portage, MI; Eagle Ridge Mall, Lake Wales, FL; Eden Prairie Center, Eden Prairie, MN; Fallbrook Square Mall, Canoga Park, CA; Fox River Shopping Center, Appleton, WI; Gateway Mall, Springfield, OR; Grand Traverse Mall, Traverse City, MI; Knollwood Mall, St. Louis Park, MN; Lakeview Square Mall, Battle Creek, MI; Lansing Mall, Lansing, MI; Lockport Mall, Lockport, NY; Mall of the Bluffs, Council Bluffs, IA; Market Place Shopping Center, Champaign, IL; Oakwood Hills Mall, Eau Claire, WI; Park Mall, Tucson, AZ; Piedmont Mall, Danville, VA; Pierre Bossier Mall, Bossier City, LA; Rio West Mall, Gallup, NM; River Falls Mall, Clarksville, IN; River Hills Mall, Mankato, MN; River Town Crossings Mall, Grandville, MI; Sooner Fashion Mall, Norman, OK; Southlake Mall, Morrow, GA; South Shore Mall, Aberdeen, WA; Southwest Plaza, Littleton, CO; Spring Hill Mall, West Dundee, IL; The Pines Mall, Pine Bluff, AR; Valley Hills Mall, Hickory, NC; Valley Plaza Shopping Center, Bakersfield, CA; West Valley Mall, Tracy, CA; and Westwood Mall, Jackson, MI.




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Item 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

              (a),(b) Not applicable

              (c)     Exhibits

                  See Exhibit Index attached and incorporated into this Item 7 by reference.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GENERAL GROWTH PROPERTIES, INC.


                                           By: /s/ Bernard Freibaum
                                              -----------------------------
                                               Bernard Freibaum

                                               Executive Vice President and

                                               Chief Financial Officer

Date:  June 13, 2000






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                                  EXHIBIT INDEX

Exhibit                            Name                                 Page

Number                                                                 Number


4.1 Certificate of Designations, Preferences and Rights of 8.95% Cumulative Redeemable Preferred Stock, Series B of General Growth Properties, Inc.

10.1 Amended and Restated Operating Agreement of GGPLP L.L.C., a Delaware limited liability company, dated as of May 25, 2000.





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